ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share data)

	Three	Three
	months	months
	ended	ended
	Mar. 31	Mar. 31
	(Unaudited)	(Unaudited)
	2005	2004
OPERATING REVENUE:
Management fee revenue-net	$217,736	$209,664
Premiums earned	53,648	50,649
Service agreement revenue	4,787	5,598

Total operating revenue	276,171	265,911

OPERATING EXPENSES:
Cost of management operations	167,940	161,821
Losses and loss adjustment expenses incurred	32,677	38,037
Policy acquisition and other underwriting expenses	11,844	11,318

Total operating expenses	212,461	211,176

INVESTMENT INCOME – UNAFFILIATED:
Investment income, net of expenses	14,468	14,686
Net realized gains on investments	5,497	2,853
Equity in earnings of limited
partnerships	2,111	418

Total investment income — unaffiliated	22,076	17,957

Income before income taxes and equity in earnings of Erie Family
Life Insurance Co.	85,786	72,692
Provision for income taxes	28,729	24,435
Equity in earnings of Erie Family Life Insurance Company, net of tax	714	1,315

Net income	$57,771	$49,572

Net income per share — basic
Class A common stock	$0.91	$0.77

Class B common stock	$138.84	$117.87

Net income per share — diluted	$0.83	$0.70

Weighted average shares outstanding

Basic:
Class A common stock	62,926,683	63,950,847

Class B common stock	2,851	2,878

Diluted shares	69,845,958	70,926,223

Dividends Declared Per Share
Class A non-voting common	$0.325	$0.215

Class B common	$48.75	$32.25

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS — SEGMENT BASIS

(Amounts in thousands, except per share data)

	Three	Three
	months	months
	ended Mar. 31	ended Mar. 31
	(Unaudited)	(Unaudited)
	2005	2004
MANAGEMENT OPERATIONS
Management fee revenue	$230,409	$221,867
Service agreement revenue	4,787	5,598

Total revenue from management operations	235,196	227,465
Cost of management operations	177,714	171,239

Income from management operations	57,482	56,226

INSURANCE UNDERWRITING OPERATIONS
Premiums earned	53,648	50,649

Losses and loss adjustment expenses incurred	32,677	38,037
Policy acquisition and other underwriting expenses	14,742	14,103

Total losses and expenses	47,419	52,140

Underwriting gain (loss)	6,229	(1,491)

INVESTMENT OPERATIONS
Net investment income	14,468	14,686
Net realized gains on investments	5,497	2,853
Equity in earnings of limited
partnerships	2,111	418
Equity in earnings of Erie Family Life Insurance Company	767	1,414

Net revenue from investment operations	22,843	19,371

Income before income taxes	86,554	74,106
Provision for income taxes	28,783	24,534
Net income	$57,771	$49,572

Net income per share – Class A basic	$0.91	$0.77

Net income per share – Class B basic	$138.84	$117.87

Net income per share — diluted	$0.83	$0.70

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	69,846	70,926

Amounts presented on a segment basis are presented gross of intercompany/intersegment items

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

(Amounts in thousands, except per share data)

Definition on Non-GAAP and Operating Measures

Operating income, a non-GAAP measure, is net income excluding realized capital gains and losses and federal income taxes related to realized capital gains and losses. Realized capital gains and losses which are included in the Company’s equity in earnings of Erie Family Life Insurance Company and equity in earnings of limited partnerships are not excluded from net income in computing operating income. Net income is the GAAP measure that is most directly comparable to operating income. The Company’s method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

The Company uses operating income to evaluate their results of operations. It reveals trends in the Company’s management services, insurance underwriting and investment operations that may be obscured by the net effects of realized capital gains and losses. These items may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions, the timing of which is unrelated to management services and insurance underwriting processes of the Company. The Company believes operating income is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s performance. The Company is aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income and does not reflect the overall profitability of the Company’s business.

The following table reconciles operating income and net income for the three months ended March 31, 2005 and 2004.

	Three months	Three months ended
	ended Mar. 31	Mar. 31
(in thousands)	(unaudited)	(unaudited)
	2005	2004
Operating income	$54,199	$47,718
Net realized gains on investments	5,497	2,853
Income tax expense on realized gains	(1,925)	(999)

Realized gains net of income tax expense	3,572	1,854

Net income	$57,771	$49,572

	Per share	Per share
	Information-diluted	Information-diluted
	Three months	Three months
	ended Mar. 31	ended Mar. 31
	(unaudited)	(unaudited)
	2005	2004

Operating income	0.78	0.67
Net realized gains on investments	0.08	0.04
Income tax expense on realized gains	(0.03)	(0.01)

Realized gains net of income tax expense	0.05	0.03

Net income	0.83	0.70

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(Amounts in thousands, except per share data)

	March 31	December 31
	2005	2004
	(Unaudited)
ASSETS
Investments
Fixed maturities	$981,572	$974,512
Equity securities
Preferred stock	148,790	143,851
Common stock	60,540	58,843
Other invested assets	137,720	135,508

Total investments	1,328,622	1,312,714
Cash and cash equivalents	53,307	50,061
Equity in Erie Family Life Insurance Company	56,010	58,728
Premiums receivable from policyholders	272,870	275,721
Receivables from affiliates	1,123,900	1,145,238
Other assets	141,896	137,282

Total assets	$2,976,605	$2,979,744

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Unpaid losses and loss adjustment expenses	$942,586	$943,034
Unearned premiums	464,154	472,553
Other liabilities	300,675	297,276

Total liabilities	1,707,415	1,712,863
Total shareholders’ equity	1,269,190	1,266,881

Total liabilities and shareholders’ equity	$2,976,605	$2,979,744

Book value per share	$18.24	$18.14

Shares outstanding	69,567	69,852

Selected financial data of Erie Insurance Exchange:

The selected financial data below is derived from the Erie Insurance Exchange’s financial statements prepared in accordance with Statutory Accounting Principles. In the opinion of management, all adjustments consisting only of normal recurring accruals, considered necessary for a fair presentation have been included. The financial data set forth below is only a summary.

	Three months	Three months ended
	ended Mar. 31	Mar. 31
	2005	2004
(In thousands) (Unaudited)
Statutory Accounting Basis
Premiums earned	$932,794	$890,243
Losses and loss adjustment expenses	553,994	656,772
Insurance underwriting and other expenses	253,627	244,972

Net underwriting gain (loss)	125,173	(11,501)
Net investment income	79,635	62,729
Net realized gains	76,599	17,156
Federal income tax expense	88,198	18,020

Net income	$193,209	$50,364

	As of	As of
	Mar. 31,	Dec. 31,
	2005	2004
	(Unaudited)
(In thousands)
Statutory Accounting Basis
Cash and invested assets	$7,329,730	$7,199,447
Other assets	1,083,892	1,070,315

Total assets	8,413,622	8,269,762

Claims and unearned premium reserves	4,949,755	4,973,136
Other liabilities	554,468	492,568

Total liabilities	5,504,223	5,465,704
Policyholders’ surplus	2,909,399	2,804,058

Total liabilities and policyholders’ surplus	$8,413,622	$8,269,762

ERIE INDEMNITY COMPANY
RECONCILIATION OF PROPERTY AND CASUALTY GROUP TO INDEMNITY RESULTS

	Three months	Three months ended
	ended Mar. 31	Mar. 31
(Dollars in thousands)	2005	2004
Underwriting results of the Property and Casualty Group-(SAP Basis)	(Unaudited)	(Unaudited)
Direct underwriting results
Direct written premiums	$971,825	$960,710

Premiums earned	991,283	927,495
Loss and loss adjustment expenses incurred	574,052	667,638
Policy acquisition and other underwriting expenses	270,613	258,691

Direct underwriting income	146,618	1,166
Nonaffiliated reinsurance underwriting results-net
Assumed voluntary-less ceded retrocessions	(3,619)	1,435
Assumed involuntary	(7,789)	(7,664)
Ceded reinsurance	3,848	8,180

Nonaffiliated reinsurance underwriting (loss)	(15,256)	(14,409)
Net Underwriting Income (Loss) (SAP Basis)	$131,362	$(13,243)

ERIE INDEMNITY INSURANCE UNDERWRITING OPERATIONS
Percent of pool assumed by the Indemnity Company	5.50%	5.50%

Indemnity preliminary underwriting income (loss)	$7,225	$(728)
Excess-of-loss premiums ceded to the Exchange	(844)	(842)
Reinsurance charges under excess-of-loss	(340)	0
SAP to GAAP adjustments	188	79

Indemnity Underwriting Income (Loss) – GAAP Basis	$6,229	$(1,491)

Net Property & Casualty Group (SAP Basis)
Loss and LAE Ratio	59.5	73.8
Underwriting ratio	26.5	26.1
Policyholder Dividends ratio	0.8	0.3

Statutory combined ratio	86.8	100.2

Adjusted combined ratio, excluding profit component	81.4	95.0
Loss ratio points from catastrophes	0.5	0.8
Loss ratio points from prior accident year reserve development-(redundancy) deficiency	(7.9)	(6.4)
Erie Indemnity Company
GAAP combined ratio	88.4	102.9
GAAP loss ratio points from catastrophes	0.5	0.8

SAP Basis represents statutory accounting principles as codified by the National Association of Insurance Commissioners (NAIC)

	Three months	Three months ended
	ended Mar. 31	Mar. 31
	(in thousands)	(in thousands)%
	2005	2004	Change
Private passenger auto	$112,858	$113,010	(0.1)
Commercial auto	20,510	19,962	2.7
Homeowners	36,097	34,337	5.1
Commercial multi-peril	27,624	26,554	4.0
Workers’ compensation	23,994	22,586	6.2
All other lines of business	9,726	9,318	4.4

	230,809	225,767	2.2%
Increase in allowance for management fee returned on cancelled policies	(400)	(3,900)
Management fee revenue-segment basis	$230,409	$221,867	3.9%

Management fee rate	23.75%	23.5%	1.1%

Growth rates of policies in force for Property and Casualty Group insurance operations:

	Private	12-mth.		12-mth.	All other	12-mth.	Total	12-mth.
	passenger	growth		growth	personal lines	growth	Personal	growth
Date	auto	rate	Homeowners	rate	of business	rate	lines	rate
03/31/03	1,623,429	10.5%	1,263,118	14.3%	257,327	15.9%	3,143,874	12.4%

06/30/03	1,650,225	9.1	1,293,575	12.8	264,423	14.0	3,208,223	11.0

09/30/03	1,666,285	7.2	1,316,775	10.6	269,640	12.2	3,252,700	9.0

12/31/03	1,672,621	5.1	1,327,842	7.9	272,547	9.2	3,273,010	6.6

03/31/04	1,678,496	3.4	1,335,763	5.8	275,970	7.2	3,290,229	4.7

06/30/04	1,686,524	2.2	1,347,409	4.2	278,547	5.3	3,312,480	3.3

09/30/04	1,682,561	1.0	1,350,899	2.6	278,707	3.4	3,312,167	1.9

12/31/04	1,670,804	(0.1)	1,347,671	1.5	278,974	2.4	3,297,449	0.8

03/31/05	1,661,955	(1.0)	1,343,803	0.6	279,927	1.4	3,285,685	(0.1)

Growth rates of policies in force for Property and Casualty Group insurance operations:

		12-mth.	CML*	12-mth.		12-mth.	All other	12-mth.	Total	12-mth.
	CML*	growth	multi-	growth	Workers'	growth	CML* lines	growth	CML*	growth
Date	auto	rate	peril	rate	comp.	rate	of business	rate	lines	rate
03/31/03	109,963	11.2%	194,911	13.8%	60,104	12.7%	81,356	10.9%	446,334	12.4%

06/30/03	112,911	10.2	201,614	12.2	61,932	11.4	83,826	10.5	460,283	11.3

09/30/03	114,339	8.5	205,127	10.5	62,396	8.8	85,789	9.8	467,651	9.7

12/31/03	115,171	6.6	206,533	8.3	62,282	5.7	86,409	8.3	470,395	7.5

03/31/04	115,760	5.3	206,937	6.2	61,378	2.1	86,344	6.1	470,419	5.4

06/30/04	117,060	3.7	209,795	4.1	60,735	(1.9)	87,172	4.0	474,762	3.1

09/30/04	117,090	2.4	210,012	2.4	59,863	(4.1)	87,921	2.5	474,886	1.5

12/31/04	117,287	1.8	209,623	1.5	58,931	(5.4)	87,815	1.6	473,656	0.7

03/31/05	117,382	1.4	208,619	1.3	57,949	(5.6)	87,877	1.8	472,827	0.5

Growth rates of policies in force for Property and Casualty Group insurance operations:

		12-mth.
	Total all	growth
Date	lines	rate
03/31/03	3,590,208	12.4%

06/30/03	3,668,506	11.0

09/30/03	3,720,351	9.0

12/31/03	3,743,405	6.7

03/31/04	3,760,648	4.7

06/30/04	3,787,242	3.2

09/30/04	3,787,053	1.8

12/31/04	3,771,105	0.7

03/31/05	3,758,512	(0.1)

*CML = Commercial

Policy retention trends for Property and Casualty Group insurance operations:

	Private			CML*		All other
	passenger	CML*		multi-	Workers'	lines of
Date	auto	auto	Homeowners	peril	comp.	business	Total
03/31/03	92.5%	91.3%	90.6%	89.1%	90.2%	88.5%	91.2%

06/30/03	92.2	91.1	90.5	88.4	89.4	88.4	91.0

09/30/03	91.9	90.4	90.1	88.0	88.9	88.4	90.6

12/31/03	91.6	89.8	89.5	87.5	88.1	88.2	90.2

03/31/04	91.2	89.7	89.0	87.6	88.1	87.5	89.8

06/30/04	90.7	89.0	88.4	86.7	86.7	86.8	89.2

09/30/04	90.3	88.5	87.9	86.0	86.2	86.0	88.7

12/31/04	90.0	88.3	87.6	85.3	85.8	85.8	88.4

03/31/05	89.9	88.2	87.6	85.5	85.9	85.5	88.3

*CML = Commercial

ERIE INDEMNITY COMPANY

PROPERTY & CASUALTY GROUP ADJUSTED COMBINED RATIO BY
MAJOR LINES OF BUSINESS (SAP BASIS)

	Year to date	Year to date
	Mar. 31	Mar. 31
	2005	2004
Private passenger auto	88.7%	98.7%
Home protector	67.4%	81.5%
Other personal lines	73.7%	80.9%
Total personal	82.5%	93.9%
Commercial multi-peril	59.6%	93.3%
Commercial auto	80.2%	81.9%
Workers’ compensation	73.6%	101.5%
Other commercial lines	69.1%	88.1%
Total commercial	69.8%	92.1%
Grand total-direct business only	78.8%	93.5%